EXHIBIT 10.59

Neil Berman
Robyn J Berman Trustee
11050 Seaport Lane
Boca Raton, FL 33428

Delta Mutual, Inc.
14362 N. Frank Lloyd Wright Blvd.
Suite 2105
Scottsdale, AZ 85260

December 31, 2009

Dear Delta Mutual, Inc.:

We have agreed to extend the due date of the following “Notes” to August 10, 2011:

Neil Berman - Note dated May 12, 2004 $193,740.00

Anthony Panariello Trust – Note dated April 5, 2005
$ 50,000.00
Robyn J. Berman, Trustee

Danielle Panariello Trust – Note dated April 5, 2005
$ 50,000.00
Robyn J. Berman, Trustee

Michaela Panariello Trust – Note dated April 5, 2005
$ 50,000.00
Robyn J. Berman, Trustee

Sincerely,

/s/Neil Berman

/s/ Robyn J. Berman, Trustee